3Q2018
Supplemental Information
FURNISHED AS OF NOVEMBER 1, 2018 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2017 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet Information
8	Statements of Income Information
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Investment Activity
13	Portfolio
14	Associated Health Systems
15	Top Tenants
16	MOB Proximity to Hospital
17	Lease Maturity, Lease & Building Size
18	Historical Occupancy
19	Occupancy Reconciliation
20	Same Store Leasing Statistics
21	Same Store Performance
22	Reconciliation of NOI
23	Reconciliations of NOI & EBITDA
24	Components of Net Asset Value
25	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Same store cash NOI for the third quarter increased 3.1% over the third quarter of 2017. For the trailing twelve months ended September 30, 2018, same store revenue grew 2.6%, operating expenses increased 2.1%, and same store cash NOI grew 2.9%:

•	Same store revenue per average occupied square foot increased 2.6%.

•	Average same store occupancy remained stable at 89.7%.

Predictive growth measures in the same store multi-tenant portfolio include:

•	In-place contractual rent increases averaged 2.88%, up from 2.78% a year ago, partially attributable to future annual contractual increases of 3.76% for leases commencing in the quarter.

•	Weighted average cash leasing spreads were 3.8% on 481,000 square feet renewed:

◦	8% (<0% spread)

◦	7% (0-3%)

◦	53% (3-4%)

◦	32% (>4%)

•	Tenant retention was 87.0%.

Leasing activity in the third quarter totaled 687,000 square feet related to 172 leases:

•	573,000 square feet of renewals

•	114,000 square feet of new and expansion leases

In September, the Company acquired a medical office building adjacent to Catholic Health Initiatives' St. Anthony Hospital campus in Denver for $4.2 million. The 100% leased, 17,000 square foot building is adjacent to six buildings totaling 523,000 square feet owned by the Company.

In August, the Company sold one off-campus medical office building in St. Louis for $9.8 million.

A dividend of $0.30 per common share was declared, which is equal to 76.9% of normalized FFO per share.

Dividends paid as a percentage of funds available for distribution were 99.5% year-to-date.

Leverage remained steady with net debt to adjusted EBITDA at 5.1 times.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF SEPTEMBER 30, 2018

Properties

$3.9B invested in 201 properties
14.8M SF owned in 27 states
11.1M SF managed by Healthcare Realty
92.9% medical office and outpatient
87.7% on/adjacent to hospital campuses
2.9% same store cash NOI growth (TTM)

Capitalization

$4.9B enterprise value as of 10/26/2018
$3.6B market capitalization as of 10/26/2018
125.2M shares outstanding
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
27.0% debt to enterprise value at 9/30/2018
5.1x net debt to adjusted EBITDA

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2018, the Company owned 201 real estate properties in 27 states totaling 14.8 million square feet and was valued at approximately $5.0 billion. The Company provided leasing and property management services to 11.1 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

David R. Emery
Executive Chairman of the Board

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
Cantor Fitzgerald, L.P.
CapitalOne Securities, Inc.
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley
Raymond James & Associates
Stifel, Nicolaus & Company, Inc.
SunTrust Robinson Humphrey, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

David R. Emery
Executive Chairman of the Board
Healthcare Realty Trust Incorporated

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

Edwin B. Morris III
Retired Managing Director
Morris & Morse Company, Inc.

J. Knox Singleton
Retired Chief Executive Officer
Inova Health System

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
President
Dell Seton Medical Center at University of Texas
Seton Medical Center Austin
Seton Shoal Creek Hospital

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 6

Balance Sheet Information
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Real estate properties
Land	$217,322	$214,755	$201,090	$201,283	$196,217
Buildings, improvements and lease intangibles	3,669,852	3,668,938	3,600,826	3,601,460	3,400,224
Personal property	10,454	10,355	10,205	10,314	10,300
Construction in progress	26,960	23,102	14,990	5,458	1,138
Land held for development	24,645	24,633	20,123	20,123	20,123
Total real estate properties	3,949,233	3,941,783	3,847,234	3,838,638	3,628,002
Less accumulated depreciation and amortization	(989,585)	(959,732)	(924,304)	(897,430)	(888,875)
Total real estate properties, net	2,959,648	2,982,051	2,922,930	2,941,208	2,739,127
Cash and cash equivalents	10,027	7,414	3,796	6,215	196,981
Assets held for sale, net	8,826	8,788	36,118	33,147	8,772
Other assets	222,582	216,437	220,576	213,015	200,824
Total assets	$3,201,083	$3,214,690	$3,183,420	$3,193,585	$3,145,704

LIABILITIES AND STOCKHOLDERS' EQUITY
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Liabilities
Notes and bonds payable	$1,344,759	$1,335,732	$1,306,951	$1,283,880	$1,166,060
Accounts payable and accrued liabilities	72,927	66,490	62,318	70,995	69,918
Liabilities of properties held for sale	141	340	201	93	59
Other liabilities	43,004	44,072	49,402	48,734	45,405
Total liabilities	1,460,831	1,446,634	1,418,872	1,403,702	1,281,442
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,252	1,252	1,252	1,251	1,249
Additional paid-in capital	3,181,263	3,178,514	3,175,809	3,173,429	3,173,167
Accumulated other comprehensive income (loss)	473	5	(639)	(1,299)	(1,274)
Cumulative net income attributable to common stockholders	1,071,804	1,065,256	1,027,528	1,018,348	1,055,499
Cumulative dividends	(2,514,540)	(2,476,971)	(2,439,402)	(2,401,846)	(2,364,379)
Total stockholders' equity	1,740,252	1,768,056	1,764,548	1,789,883	1,864,262
Total liabilities and stockholders' equity	$3,201,083	$3,214,690	$3,183,420	$3,193,585	$3,145,704

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 7

Statements of Income Information
DOLLARS IN THOUSANDS

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Revenues
Rental income	$111,452	$109,566	$110,229	$105,806	$105,078	$103,384	$102,709	$103,066
Other operating	2,010	2,068	1,895	1,943	1,947	1,934	1,935	2,316
	113,462	111,634	112,124	107,749	107,025	105,318	104,644	105,382
Expenses
Property operating	44,135	41,737	41,818	40,590	40,628	38,184	37,852	37,307
General and administrative	8,504	8,373	9,101	8,272	8,021	8,005	8,694	7,622
Acquisition and pursuit costs [1]	141	120	277	302	507	785	586	1,085
Depreciation and amortization	42,061	40,130	39,573	37,324	35,873	34,823	34,452	34,022
Bad debts, net of recoveries	(62)	104	—	(17)	4	105	66	(13)
	94,779	90,464	90,769	86,471	85,033	81,902	81,650	80,023
Other income (expense)
Gain on sales of real estate properties	1,288	29,590	—	—	(7)	16,124	23,408	41,037
Interest expense	(13,464)	(13,069)	(12,668)	(13,707)	(14,107)	(14,315)	(14,272)	(13,839)
Loss on extinguishment of debt	—	—	—	(44,985)	—	—	—	—
Impairment of real estate assets	—	—	—	2	(5,059)	(5)	(323)	(121)
Interest and other income, net	41	38	493	261	354	4	38	1
	(12,135)	16,559	(12,175)	(58,429)	(18,819)	1,808	8,851	27,078
Net income (loss)	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437

1	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Net income (loss)	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437
Gain on sales of real estate assets	(1,288)	(29,590)	—	—	7	(16,124)	(23,408)	(41,037)
Impairments of real estate assets	—	—	—	(2)	5,059	5	323	121
Real estate depreciation and amortization	42,723	40,747	40,003	37,869	36,478	35,421	35,555	34,699
FFO	$47,983	$48,886	$49,183	$716	$44,717	$44,526	$44,315	$46,220
Acquisition and pursuit costs [3]	141	120	277	302	507	785	586	915
Revaluation of awards upon retirement	70	—	—	—	—	—	—	—
Write-off of deferred financing costs upon amendment of credit facilities	—	—	—	21	—	—	—	—
Forfeited earnest money received	—	—	(466)	—	—	—	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	—	767	—	—	—	—
Loss on extinguishment of debt	—	—	—	44,985	—	—	—	—
Normalized FFO	$48,194	$49,006	$48,994	$46,791	$45,224	$45,311	$44,901	$47,135
Non-real estate depreciation and amortization	1,506	1,481	1,466	1,439	1,388	1,369	1,355	1,339
Provision for bad debt, net	(62)	104	—	(17)	4	105	66	(13)
Straight-line rent receivable, net	(413)	(683)	(1,330)	(201)	(1,156)	(1,623)	(1,595)	(1,595)
Stock-based compensation	2,605	2,593	2,822	2,531	2,429	2,453	2,614	1,949
Non-cash items	3,636	3,495	2,958	3,752	2,665	2,304	2,440	1,680
2nd generation TI	(6,950)	(7,755)	(5,867)	(6,929)	(4,481)	(3,680)	(5,277)	(7,918)
Leasing commissions paid	(1,139)	(1,947)	(1,851)	(2,705)	(1,826)	(984)	(1,584)	(1,030)
Capital expenditures	(6,229)	(7,117)	(4,184)	(6,400)	(4,203)	(5,667)	(2,520)	(4,283)
FAD	$37,512	$35,682	$40,050	$34,509	$37,379	$37,284	$37,960	$35,584
Dividends paid	$37,570	$37,569	$37,556	$37,467	$34,964	$34,961	$34,937	$34,761
FFO per common share - diluted	$0.39	$0.39	$0.40	$0.01	$0.37	$0.38	$0.38	$0.40
Normalized FFO per common share - diluted	$0.39	$0.40	$0.40	$0.38	$0.38	$0.39	$0.39	$0.41
FFO weighted average common shares outstanding - diluted [4]	124,192	123,983	123,984	124,125	120,081	115,674	115,507	115,408

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4	Diluted weighted average common shares outstanding for the three months ended September 30, 2018 includes the dilutive effect of nonvested share-based awards outstanding of 839,990.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Acquisitions	$4,150	$70,350	$—	$246,568	$16,300
Re/development	5,016	10,998	12,658	4,010	7,196
1st gen. TI & acq. cap. ex. [1]	3,866	4,668	1,194	1,271	1,586

MAINTENANCE CAPITAL EXPENDITURES
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
$ Spent
2nd generation TI	$6,950	$7,755	$5,867	$6,929	$4,481
Leasing commissions paid	1,139	1,947	1,851	2,705	1,826
Capital expenditures	6,229	7,117	4,184	6,400	4,203
	$14,318	$16,819	$11,902	$16,034	$10,510
% of NOI
2nd generation TI	10.1%	11.2%	8.5%	10.4%	6.9%
Leasing commissions paid	1.6%	2.8%	2.7%	4.0%	2.8%
Capital expenditures	9.0%	10.3%	6.1%	9.6%	6.5%
	20.7%	24.3%	17.3%	24.0%	16.2%

LEASING COMMITMENTS
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Renewals
Square feet	572,554	346,539	309,665	394,721	420,603
2nd generation TI/square foot/lease year	$1.50	$2.48	$1.86	$1.67	$1.38
Leasing commissions/square foot/lease year	$0.75	$0.57	$0.56	$0.59	$0.28
WALT (in months) [2]	34.0	75.6	51.8	46.0	35.8

New leases
Square feet	79,545	95,542	140,884	111,788	109,038
2nd generation TI/square foot/lease year	$4.28	$4.04	$5.42	$4.74	$3.92
Leasing commissions/square foot/lease year	$1.14	$0.84	$1.06	$0.92	$0.46
WALT (in months) [2]	58.5	63.8	93.8	90.7	68.4

All
Square feet	652,099	442,081	450,549	506,509	529,641
2nd generation TI/square foot/lease year	$2.03	$2.77	$3.47	$2.77	$2.22
Leasing commissions/square foot/lease year	$0.82	$0.62	$0.79	$0.71	$0.34
Leasing commitments as a % of annual net rent	12.0%	15.8%	20.7%	16.0%	12.3%
WALT (in months) [2]	37.0	73.2	64.9	55.9	42.6

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF SEPTEMBER 30, 2018
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due 2023	$2,395	$250,000	$248,013	55	3.75%	3.95%
Senior notes due 2025 [2]	2,469	250,000	248,219	79	3.88%	4.08%
Senior notes due 2028	2,771	300,000	295,087	111	3.63%	3.84%
Total senior notes outstanding	$7,635	$800,000	$791,319	83	3.74%	3.95%
$700 million unsecured credit facility due 2020	1,874	245,000	245,000	22	LIBOR + 1.00%	3.26%
Unsecured term loan facility due 2022 [3]	1,276	150,000	149,132	51	LIBOR + 1.10%	3.41%
Mortgage notes payable, net	1,923	159,157	159,308	59	5.06%	4.83%
Total outstanding notes and bonds payable	$12,708	$1,354,157	$1,344,759	66	3.77%	3.87%
Interest cost capitalization	(213)
Unsecured credit facility fee and deferred financing costs	969
Total quarterly consolidated interest expense	$13,464

SELECTED FINANCIAL DEBT COVENANTS [4]
	CALCULATION	REQUIREMENT	TTM ENDED 9/30
Revolving credit facility and term loan
Leverage ratio	Total debt/total capital	Not greater than 60%	33.2%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.9%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	33.8%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.8x
Construction and development	CIP/total assets	Not greater than 15%	0.8%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%

Senior notes [5]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.0%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	307.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.8x

Other
Net debt to adjusted EBITDA [6]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.1x
Debt to enterprise value [7]	Debt/enterprise value	Not required	27.0%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3
The effective interest rate includes the impact of interest rate swaps on $25.0 million and $50.0 million of the outstanding balance at a rate of 2.18% and 2.46%, respectively (plus the applicable margin rate, currently 110 basis points).

4	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

5	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

6	Adjusted EBITDA is based on the current quarter results, annualized. See page 23 for a reconciliation of adjusted EBITDA.

7	Based on the closing price of $29.26 on September 28, 2018 and 125,237,184 shares outstanding.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 11

Investment Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	HEALTH SYSTEM AFFILIATION	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Seattle, WA	MOB	0.04	Overlake Health	5/4/2018	$7,750	13,314	100%	5.0%
Denver, CO	MOB	0.06	CHI	5/18/2018	12,068	93,992	70%	5.5%
Denver, CO	OFC	0.06	CHI	5/18/2018	12,932	93,869	87%	7.3%
Oklahoma City, OK	MOB	0.10	Integris Health	5/21/2018	11,400	82,647	96%	5.9%
Seattle, WA	MOB	0.00	MultiCare Health	6/29/2018	26,200	86,942	91%	5.7%
Denver, CO	MOB	0.05	CHI	8/24/2018	4,150	17,084	100%	6.0%
2018 acquisition activity					$74,500	387,848	87%	5.9%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	HEALTH SYSTEM AFFILIATION	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [3]
Virginia [4]	MOB, OFC	Various	HCA	4/26/2018	$46,236	460,881	75%	13.3%
Michigan [5]	SNF	NA	NA	6/27/2018	9,516	121,672	100%	25.5%
Missouri	MOB	1.43	None	8/30/2018	9,754	70,893	76%	4.3%
2018 disposition activity					$65,506	653,446	80%	13.7%

RE/DEVELOPMENT ACTIVITY
LOCATION	TYPE [1]	CAMPUS LOCATION	SQUARE FEET	BUDGET	3Q 2018 FUNDING	TOTAL THRU 9/30/2018	REMAINING FUNDINGS	AGGREGATE LEASED %	COMPLETION DATE
Same store redevelopment
Charlotte, NC [6]	MOB	ON	204,000	$12,000	$1,306	$9,242	$2,758	87%	Q1 2019
Development
Seattle, WA	MOB	ON	151,000	64,120	2,552	18,019	46,101	60%	Q2 2019
2018 re/development activity			355,000	$76,120	$3,858	$27,261	$48,859	76%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [7]	MORTGAGE FUNDING	CONSTRUCTION MORTGAGE FUNDING	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2013	$216,956	$—	$58,731	$—	$275,687	$101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	327,167	—	—	32,305	359,472	122,700
YTD 2018	74,500	—	—	28,672	103,172	65,506
Average (2013-2017)	211,671	380	11,995	21,978	246,024	102,422
% of Average	86.0%	0.2%	4.9%	8.9%	100.0%

1	MOB = Medical office building; OFC = Office; SNF = Skilled nursing facility.

2	For acquisitions, cap rate represents the forecasted first year cash NOI / purchase price plus acquisition costs and expected capital additions.

3	For dispositions, cap rate represents the in-place cash NOI / sales price.

4	Includes five single-tenant net lease medical office buildings and two multi-tenant buildings.

5	Includes five single-tenant net lease skilled nursing facilities. Sales price includes $0.5 million of forfeited earnest money from a prior terminated transaction.

6	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

7	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 12

Portfolio
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 92.9%		NON-MOB 7.1%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$480,453	25	2,004,574			156,245	145,365	2,306,184	15.6%
Seattle, WA	15	468,189	19	1,049,651	67,510				1,117,161	7.5%
Charlotte, NC	22	169,609	16	820,457					820,457	5.5%
Nashville, TN	36	163,506	5	766,523					766,523	5.2%
Denver, CO	19	158,547	10	557,368		34,068		93,869	685,305	4.6%
Los Angeles, CA	2	184,361	12	594,163		63,000			657,163	4.4%
Houston, TX	5	132,929	8	533,857				57,170	591,027	4.0%
Richmond, VA	45	147,682	7	548,801					548,801	3.7%
Des Moines, IA	89	135,720	7	197,994	181,961			152,655	532,610	3.6%
Memphis, TN	42	95,641	7	515,876					515,876	3.5%
Atlanta, GA	9	189,262	8	476,054	19,732				495,786	3.3%
San Antonio, TX	24	95,694	7	483,811					483,811	3.3%
Indianapolis, IN	34	75,444	3	382,695					382,695	2.6%
Austin, TX	31	105,956	5	375,333					375,333	2.5%
Oklahoma City, OK	41	120,827	3	151,507	200,000				351,507	2.4%
Washington, DC	6	101,043	4	348,998					348,998	2.4%
Chicago, IL	3	86,377	3	337,917					337,917	2.3%
Honolulu, HI	54	142,273	3	298,427					298,427	2.0%
San Francisco, CA	11	118,838	3	286,270					286,270	1.9%
Miami, FL	8	57,140	4	241,980					241,980	1.6%
Colorado Springs, CO	79	53,395	3	241,224					241,224	1.6%
Other (21 markets)		609,109	39	1,769,155	322,482	165,123	186,000		2,442,760	16.5%
Total		$3,891,995	201	12,982,635	791,685	262,191	342,245	449,059	14,827,815	100.0%
Number of properties				180	11	4	2	4	201
% of square feet				87.6%	5.3%	1.8%	2.3%	3.0%	100.0%
Investment [1]				$3,290,363	$240,384	$53,605	$208,725	$98,918	$3,891,995
Quarterly cash NOI				$56,258	$4,858	$1,681	$4,744	$1,679	$69,220
% of cash NOI				81.3%	7.0%	2.4%	6.9%	2.4%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	191	184	17	201
Square feet	13,774,320	13,431,694	1,396,121	14,827,815
% of square feet	92.9%	90.6%	9.4%	100.0%
Occupancy %	87.3%	86.7%	100.0%	87.9%
Investment [1]	$3,530,747	$3,389,281	$502,714	$3,891,995
Quarterly cash NOI	$61,116	$57,937	$11,283	$69,220
% of cash NOI	88.3%	83.7%	16.3%	100.0%

1	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

2	Includes inpatient rehab facilities, a behavioral health facility and a skilled nursing facility.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 13

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 95.4% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	142,759	163,188	—	2,140,203	15.5%
Ascension Health	3	AA+/Aa2	1,065,798	156,328	—	—	1,222,126	8.9%
Catholic Health Initiatives	8	BBB+/Baa1	807,182	291,201	95,486	—	1,193,869	8.7%
Atrium Health	33	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.6%
Tenet Healthcare Corporation	6	B/B2	621,077	67,790	30,096	—	718,963	5.2%
Bon Secours Health System	79	A/A2	548,801	—	—	—	548,801	4.0%
WellStar Health System	83	A/A2	476,054	—	—	—	476,054	3.5%
Baptist Memorial Health Care	92	BBB+/--	424,306	—	39,345	—	463,651	3.4%
HCA	2	BB+/Ba2	177,340	177,155	78,305	—	432,800	3.1%
Indiana University Health	26	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	66	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	5	AA-/Aa3	267,952	73,331	—	—	341,283	2.4%
Providence St. Joseph Health	4	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	—	297,076	2.2%
Medstar Health	37	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	25	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	299	A/A2	191,051	39,659	—	—	230,710	1.7%
Memorial Hermann	44	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	9	CCC+/Caa3	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	35	AA-/Aa3	—	—	200,000	—	200,000	1.4%
MultiCare Health System	105	AA-/Aa3	154,452	33,169	—	—	187,621	1.3%
Other (20 credit rated systems)			1,034,511	619,977	110,339	—	1,764,827	12.8%
Subtotal - credit rated [6]			9,344,395	2,496,347	1,064,122	—	12,904,864	93.7%
Non-credit rated			238,710	—	—	630,746	869,456	6.3%
Total			9,583,105	2,496,347	1,064,122	630,746	13,774,320	100.0%
% of total			69.6%	18.1%	7.7%	4.6%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Based on square footage, 83.9% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 14

Top Tenants [1]

					LEASED SQUARE FEET
HEALTH SYSTEM	SYSTEM RANK [2]	CREDIT RATING	# OF PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	19	AA-/Aa3	20	163	1,012,808	156,245	1,169,053	9.0%	9.4%
Atrium Health	33	AA-/Aa3	16	80	611,304	—	611,304	4.7%	4.1%
Mercy (St. Louis)	35	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.1%
Catholic Health Initiatives	8	BBB+/Baa1	16	73	555,040	—	555,040	4.3%	3.9%
Ascension Health	3	AA+/Aa2	11	70	408,541	—	408,541	3.1%	2.6%
Indiana University Health	26	AA/Aa2	3	45	290,207	—	290,207	2.2%	2.2%
Bon Secours Health System	79	A/A2	7	64	293,641	—	293,641	2.3%	2.1%
University of Colorado Health	66	AA-/Aa3	5	17	254,581	—	254,581	2.0%	2.0%
UW Medicine (Seattle)	49	AA+/Aaa	5	23	177,995	—	177,995	1.4%	1.7%
Tenet Healthcare Corporation	6	B/B2	14	39	160,388	63,000	223,388	1.7%	1.7%
WellStar Health System	83	A/A2	7	41	268,011	—	268,011	2.1%	1.7%
								35.8%	35.5%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 15

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
On campus	69.6%	69.3%	69.1%	69.1%	68.4%	67.9%
Adjacent to campus [3]	18.1%	17.9%	17.6%	17.6%	17.5%	17.4%
Total on/adjacent	87.7%	87.2%	86.7%	86.7%	85.9%	85.3%
Off campus - anchored by health system [4]	7.7%	7.7%	7.7%	7.7%	8.4%	8.4%
Off campus	4.6%	5.1%	5.6%	5.6%	5.7%	6.3%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	123	9,583,105	69.6%	69.6%	On campus	7,536,206	89.7%
0.00	250 yards	23	1,362,259	9.9%	79.5%	Adjacent [3]	80,525	1.0%
250 yards	0.25 miles	20	1,134,088	8.2%	87.7%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	88.6%	Off campus	124,925	1.5%
0.50	1.00	2	280,873	2.0%	90.6%		—	—%
1.00	2.00	5	519,446	3.8%	94.4%		319,446	3.8%
2.00	5.00	8	338,246	2.5%	96.9%		13,818	0.2%
5.00	10.00	5	275,189	2.0%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		—	—%
Total		191	13,774,320	100.0%			8,400,587	100.0%

1	Excludes construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 16

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2018	195	595,828	5.1%	—	—	—%	195	595,828	4.6%	4.3%
2019	656	2,470,914	21.2%	2	153,123	11.0%	658	2,624,037	20.1%	19.6%
2020	477	1,796,290	15.5%	1	83,318	6.0%	478	1,879,608	14.4%	14.2%
2021	392	1,390,498	11.9%	—	—	—%	392	1,390,498	10.7%	10.5%
2022	312	1,330,419	11.4%	1	58,285	4.2%	313	1,388,704	10.7%	10.4%
2023	279	1,291,763	11.1%	—	—	—%	279	1,291,763	9.9%	10.0%
2024	154	865,506	7.4%	—	—	—%	154	865,506	6.6%	6.1%
2025	88	617,498	5.3%	2	91,561	6.5%	90	709,059	5.4%	5.3%
2026	69	238,104	2.1%	—	—	—%	69	238,104	1.8%	1.8%
2027	60	292,940	2.5%	2	342,245	24.5%	62	635,185	4.9%	7.5%
Thereafter	136	752,616	6.5%	9	667,589	47.8%	145	1,420,205	10.9%	10.3%
Total leased	2,818	11,642,376	86.7%	17	1,396,121	100.0%	2,835	13,038,497	87.9%	100.0%
Total building		13,431,694	100.0%		1,396,121	100.0%		14,827,815	100.0%
WALTR (months) [3]		42.0			100.1			48.2
WALT (months) [3]		89.4			163.2			97.3

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,499	—	>100,000	41.5%	6,158,609	146,634	42
2,501 - 5,000	694	—	<100,000 and >75,000	26.9%	3,982,683	86,580	46
5,001 - 7,500	217	—	<75,000 and >50,000	16.7%	2,469,882	63,330	39
7,501 - 10,000	138	—	<50,000 and >25,000	12.2%	1,816,173	37,837	48
10,001 +	270	17	<25,000	2.7%	400,468	15,403	26
Total Leases	2,818	17	Total	100.0%	14,827,815	73,770	201

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,131 square feet.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 17

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Multi-tenant
Investment	$2,833,607	$2,738,045	$2,708,228	$2,665,547	$2,547,282
Number of properties	145	144	143	142	138
Total building square feet	11,341,527	11,221,175	11,236,857	11,203,468	10,937,805
Period end % occupied	88.5%	88.3%	87.9%	88.0%	88.0%
Single-tenant
Investment	$482,727	$481,727	$473,636	$486,602	$524,444
Number of properties	15	15	14	19	24
Total building square feet	1,341,781	1,341,781	1,306,362	1,428,034	1,762,488
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,316,334	$3,219,772	$3,181,864	$3,152,149	$3,071,726
Number of properties	160	159	157	161	162
Total building square feet	12,683,308	12,562,956	12,543,219	12,631,502	12,700,293
Period end % occupied	89.7%	89.6%	89.2%	89.4%	89.7%

PROPERTIES NOT IN SAME STORE
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Acquisitions [2]
Investment	$464,185	$557,434	$526,129	$563,499	$428,579
Number of properties	26	27	24	25	18
Total building square feet	1,470,154	1,644,315	1,383,200	1,452,912	1,056,118
Period end % occupied	91.9%	92.7%	92.7%	93.0%	92.3%
Development completions
Investment	$29,122	$28,970	$31,929	$31,627	$30,537
Number of properties	1	1	2	2	2
Total building square feet	99,957	99,957	112,837	112,837	112,837
Period end % occupied	38.4%	29.9%	34.9%	34.9%	22.7%
% leased	41.8%	41.8%	48.4%	45.4%	45.4%
Reposition [3]
Investment	$82,354	$82,251	$66,538	$60,179	$70,310
Number of properties	14	14	13	13	15
Total building square feet	574,396	574,396	471,604	435,281	561,708
Period end % occupied	47.0%	48.5%	47.6%	47.7%	39.7%

TOTAL PROPERTIES
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Investment	$3,891,995	$3,888,427	$3,806,460	$3,807,454	$3,601,152
Number of properties	201	201	196	201	197
Total building square feet	14,827,815	14,881,624	14,510,860	14,632,532	14,430,956
Period end % occupied	87.9%	87.9%	87.7%	88.1%	87.4%

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 18

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO			SAME STORE
	OCCUPIED	TOTAL	%	OCCUPIED	TOTAL	%
Beginning June 30, 2018	13,086,790	14,881,624	87.9%	11,254,233	12,562,956	89.6%
Portfolio activity
Acquisitions	17,084	17,084	100.0%	NA	NA	NA
Re/development completions	—	—	—%	—	—	—%
Dispositions [1]	(57,294)	(70,893)	80.8%	(57,294)	(70,893)	80.8%
Same store reclassifications
Acquisitions	NA	NA	NA	191,245	191,245	100.0%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	—	—	—%
Reposition from same store	NA	NA	NA	—	—	—%
	13,046,580	14,827,815	88.0%	11,388,184	12,683,308	89.8%
Leasing activity
New leases/expansions	114,674	NA	NA	96,314	NA	NA
Move-outs/contractions	(122,757)	NA	NA	(105,845)	NA	NA
Net absorption	(8,083)	NA	NA	(9,531)	NA	NA
Ending September 30, 2018	13,038,497	14,827,815	87.9%	11,378,653	12,683,308	89.7%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	OCCUPIED	TOTAL	%	OCCUPIED	TOTAL	%
Beginning September 30, 2017	12,613,386	14,430,956	87.4%	11,390,024	12,700,293	89.7%
Portfolio activity
Acquisitions	947,324	1,050,305	90.2%	NA	NA	NA
Re/development completions	—	—	—%	—	—	—%
Dispositions [1]	(525,211)	(653,446)	80.4%	(513,420)	(527,019)	97.4%
Same store reclassifications
Acquisitions	NA	NA	NA	575,296	636,269	90.4%
Development completions	NA	NA	NA	12,880	12,880	100.0%
Reposition to same store	NA	NA	NA	9,225	9,225	100.0%
Reposition from same store	NA	NA	NA	(103,501)	(148,340)	69.8%
	13,035,499	14,827,815	87.9%	11,370,504	12,683,308	89.6%
Leasing activity
New leases/expansions	546,278	NA	NA	481,163	NA	NA
Move-outs/contractions	(543,280)	NA	NA	(473,014)	NA	NA
Net absorption	2,998	NA	NA	8,149	NA	NA
Ending September 30, 2018	13,038,497	14,827,815	87.9%	11,378,653	12,683,308	89.7%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 19

Same Store Leasing Statistics [1]

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Average in-place contractual increases
Multi-tenant	2.88%	2.84%	2.81%	2.80%	2.78%	2.74%	2.72%	2.69%
Single-tenant	2.42%	2.13%	2.12%	2.12%	2.10%	2.04%	1.98%	1.78%
	2.82%	2.73%	2.71%	2.69%	2.65%	2.61%	2.59%	2.50%
Multi-tenant renewals
Cash leasing spreads	3.8%	6.4%	5.2%	3.7%	4.6%	9.5%	4.5%	3.9%
Tenant retention rate	87.0%	84.4%	81.5%	81.9%	80.5%	90.3%	79.2%	88.5%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.96%	2.54%	2.60%	55.19%	2.68%	10.23%
Fixed	3.00%	92.05%	2.39%	16.50%	2.98%	81.02%
Non-annual increase (annualized)
CPI	1.26%	1.04%	0.50%	2.50%	1.04%	1.25%
Fixed	1.26%	2.93%	2.25%	25.81%	1.86%	6.27%
No increase
Term > 1 year	—%	1.44%	—%	—%	—%	1.23%
Total [2]	2.88%	100.00%	2.42%	100.00%	2.82%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	49.2%	81.6%	53.0%
Physician and other	50.8%	18.4%	47.0%

Lease structure
Gross	13.3%	—%	11.7%
Modified gross	29.9%	—%	26.4%
Net	56.8%	—%	50.0%
Absolute net [3]	—%	100.0%	11.9%

Ownership type
Ground lease	62.0%	13.5%	56.9%
Fee simple	38.0%	86.5%	43.1%

1	Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 20

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	TTM 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Multi-tenant
Revenues	$342,980	$87,638	$85,878	$84,937	$84,527	$334,422	$85,411	$84,307	$82,744	$81,960
Expenses	139,190	36,130	34,372	34,668	34,020	136,005	35,416	33,775	33,526	33,288
Cash NOI	$203,790	$51,508	$51,506	$50,269	$50,507	$198,417	$49,995	$50,532	$49,218	$48,672
Revenue per occ SF [2]	$34.14	$34.91	$34.21	$33.81	$33.62	$33.27	$33.90	$33.45	$32.96	$32.72
Margin	59.4%	58.8%	60.0%	59.2%	59.8%	59.3%	58.5%	59.9%	59.5%	59.4%
Average occupancy	88.6%	88.5%	88.5%	88.6%	88.7%	88.6%	88.9%	88.9%	88.6%	88.4%
Period end occupancy	88.5%	88.5%	88.6%	88.5%	88.7%	88.6%	88.6%	89.1%	88.7%	88.4%
Number of properties	145	145	145	145	145	145	145	145	145	145
Single-tenant
Revenues	$45,089	$11,337	$11,256	$11,257	$11,239	$43,652	$11,064	$10,706	$11,092	$10,790
Expenses	1,614	370	378	439	427	1,872	486	426	492	468
Cash NOI	$43,475	$10,967	$10,878	$10,818	$10,812	$41,780	$10,578	$10,280	$10,600	$10,322
Revenue per occ SF [2]	$33.77	$33.79	$33.70	$33.83	$33.78	$32.80	$33.25	$32.17	$33.33	$32.43
Average occupancy	99.5%	100.0%	99.6%	99.2%	99.2%	99.2%	99.2%	99.2%	99.2%	99.2%
Number of properties	15	15	15	15	15	15	15	15	15	15
Total
Revenues	$388,069	$98,975	$97,134	$96,194	$95,766	$378,074	$96,475	$95,013	$93,836	$92,750
Expenses	140,804	36,500	34,750	35,107	34,447	137,877	35,902	34,201	34,018	33,756
Cash NOI	$247,265	$62,475	$62,384	$61,087	$61,319	$240,197	$60,573	$60,812	$59,818	$58,994
Revenue per occ SF [2]	$34.10	$34.78	$34.15	$33.81	$33.64	$33.22	$33.83	$33.30	$33.00	$32.68
Margin	63.7%	63.1%	64.2%	63.5%	64.0%	63.5%	62.8%	64.0%	63.7%	63.6%
Average occupancy	89.7%	89.8%	89.7%	89.7%	89.8%	89.7%	89.9%	90.0%	89.7%	88.5%
Number of properties	160	160	160	160	160	160	160	160	160	160

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Multi-tenant
Revenue per occ SF [2]	2.6%	3.0%	2.3%	2.6%	2.8%
Avg occupancy (bps)	0	-30	-40	0	+30
Revenues	2.6%	2.6%	1.9%	2.7%	3.1%
Expenses	2.3%	2.0%	1.8%	3.4%	2.2%
Cash NOI	2.7%	3.0%	1.9%	2.1%	3.8%
Single-tenant
Cash NOI	4.1%	3.7%	5.8%	2.1%	4.7%
Total
Revenues	2.6%	2.6%	2.2%	2.5%	3.3%
Cash NOI	2.9%	3.1%	2.6%	2.1%	3.9%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 21

Reconciliation of NOI
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Net income (loss)	$6,548	$37,729	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437
Other income (expense)	12,135	(16,559)	12,175	58,429	18,819	(1,808)	(8,851)	(27,078)
General and administrative expense	8,504	8,373	9,101	8,272	8,021	8,005	8,694	7,622
Depreciation and amortization expense	42,061	40,130	39,573	37,324	35,873	34,823	34,452	34,022
Other expenses [1]	1,855	1,939	1,968	2,522	1,922	2,204	1,979	2,431
Straight-line rent revenue	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)
Other revenue [2]	(1,173)	(1,268)	(1,438)	(1,258)	(1,327)	(1,196)	(785)	(1,218)
Cash NOI	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462
Acquisitions/development completions	(6,238)	(5,421)	(5,038)	(2,977)	(1,763)	(1,220)	(883)	(652)
Reposition	(507)	(524)	(612)	(594)	(642)	(672)	(705)	(664)
Dispositions/other	92	(941)	(2,100)	(2,043)	(2,171)	(2,765)	(4,177)	(6,152)
Same store cash NOI	$62,475	$62,384	$61,087	$61,319	$60,573	$60,812	$59,818	$58,994

TOP DOWN RECONCILIATION
	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017	1Q 2017	4Q 2016
Property operating before rent concessions	$99,976	$97,185	$96,347	$92,209	$91,590	$89,395	$87,491	$86,392
Rent concessions	(609)	(766)	(1,053)	(686)	(655)	(526)	(809)	(706)
Property operating	99,367	96,419	95,294	91,523	90,935	88,869	86,682	85,686
Single-tenant net lease	11,283	12,073	13,213	13,078	12,811	12,732	14,276	15,626
Straight-line rent revenue	802	1,074	1,722	1,205	1,332	1,783	1,751	1,754
Rental income	111,452	109,566	110,229	105,806	105,078	103,384	102,709	103,066
Property lease guaranty income	168	146	175	182	168	153	224	354
Parking income	1,752	1,819	1,626	1,705	1,669	1,669	1,568	1,867
Exclude straight-line rent revenue	(802)	(1,074)	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)
Exclude other revenue [3]	(1,083)	(1,165)	(1,345)	(1,201)	(1,218)	(1,085)	(642)	(1,123)
Revenue	111,487	109,292	108,963	105,287	104,365	102,338	102,108	102,410
Property operating expense	(44,135)	(41,737)	(41,818)	(40,590)	(40,628)	(38,184)	(37,852)	(37,307)
Exclude other expenses [4]	1,776	1,715	1,692	2,236	1,412	1,315	1,327	1,359
Cash NOI	$69,128	$69,270	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462
Acquisitions/development completions	(6,238)	(5,421)	(5,038)	(2,977)	(1,763)	(1,220)	(883)	(652)
Reposition	(507)	(524)	(612)	(594)	(642)	(672)	(705)	(664)
Dispositions/other	92	(941)	(2,100)	(2,043)	(2,171)	(2,765)	(4,177)	(6,152)
Same store cash NOI	$62,475	$62,384	$61,087	$61,319	$60,573	$60,812	$59,818	$58,994

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 22

Reconciliations of NOI & EBITDA
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 9/30/2018 - CASH NOI
	2018	2017	% CHANGE
Same store cash NOI	$247,265	$240,197	2.9%
Reposition	2,237	2,683	(16.6%)
	$249,502	$242,880	2.7%
Acquisitions/development completions	19,674	4,518	335.5%
Dispositions/other	4,992	15,265	(67.3%)
Cash NOI	$274,168	$262,663	4.4%

RECONCILIATION OF EBITDA
	TTM	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Net income	$16,306	$6,548	$37,729	$9,180	($37,151)
Interest expense	52,908	13,464	13,069	12,668	13,707
Depreciation and amortization	159,088	42,061	40,130	39,573	37,324
EBITDA	$228,302	$62,073	$90,928	$61,421	$13,880
Other amortization expense [1]	7,907	2,089	2,018	1,817	1,983
Gain on sales of real estate properties	(30,878)	(1,288)	(29,590)	—	—
Impairments on real estate assets	(2)	—	—	—	(2)
EBITDAre [2]	$205,329	$62,874	$63,356	$63,238	$15,861

EBITDA	$228,302	$62,073	$90,928	$61,421	$13,880
Acquisition and development expense	840	141	120	277	302
Gain on sales of real estate properties	(30,878)	(1,288)	(29,590)	—	—
Impairments on real estate assets	(2)	—	—	—	(2)
Loss on extinguishment of debt	44,985	—	—	—	44,985
Debt Covenant EBITDA	$243,247	$60,926	$61,458	$61,698	$59,165
Other amortization expense	7,907	2,089	2,018	1,817	1,983
Timing impact [3]	2,462	(50)	(249)	—	2,761
Stock based compensation	10,551	2,605	2,593	2,822	2,531
Adjusted EBITDA	$264,167	$65,570	$65,820	$66,337	$66,440

1	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3
Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter and the out-of-period impact of a ground lease straight-line rent adjustment recorded in the fourth quarter of 2017.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 23

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

NOI BY PROPERTY TYPE
	3Q 2018
ASSET TYPE	SAME STORE NOI [1]	ACQ./DEV. COMPLETIONS NOI [2]	REPOSITION NOI [3]	TIMING ADJUSTMENTS [4]	ADJUSTED NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$54,632	$5,908	$626	$155	$61,321	$245,284	88.4%
Inpatient rehab	1,681	—	—	—	1,681	6,724	2.4%
Inpatient surgical	4,744	—	—	—	4,744	18,976	6.8%
Office	1,418	261	—	—	1,679	6,716	2.4%
Total NOI	$62,475	$6,169	$626	$155	$69,425	$277,700	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,645
Construction in progress	26,960
Unstabilized development [5]	29,122
$80,727

OTHER ASSETS
Assets held for sale [6]	$8,699
Reposition properties (net book value) [3]	2,992
Cash and other assets [7]	78,742
$90,433

DEBT
Unsecured credit facility	$245,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	159,157
Other liabilities [8]	71,856
$1,426,013

TOTAL SHARES OUTSTANDING
As of October 26, 2018		125,237,283

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 10/26/2018	$28.38	5.78%

3Q 2018 high	$31.02	5.40%
3Q 2018 low	$28.34	5.78%

1	See Same Store Performance schedule on page 21 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 14 properties which comprise 574,396 square feet. The NOI table above includes 11 of these properties comprising 423,161 square feet that have generated positive NOI totaling approximately $0.6 million. The remaining 3 properties, comprising 151,235 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $3.0 million in the other assets table above.

4	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

5	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 42% leased and 38% occupied as of September 30, 2018.

6	Assets held for sale includes one real estate property that is excluded from same store NOI and reflects net book value.

7	Includes cash of $10.0 million and prepaid assets of $68.7 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

8
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $64.8 million, security deposits of $7.0 million, and deferred operating expense reimbursements of $0.1 million.

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 24

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	EXPECTED 2018		ACTUAL
	LOW	HIGH	3Q 2018
Occupancy
Multi-tenant	87.5%	89.0%	88.5%
Single-tenant	95.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$33.50	$34.50	$34.14
Single-tenant	$33.50	$34.50	$33.77
TTM Multi-tenant cash NOI margin	58.5%	60.0%	59.4%
Multi-tenant contractual rent increases by type (% of base rent)
Annual increase	92.0%	95.0%	94.6%
Non-annual increase	4.0%	5.0%	4.0%
No increase (term > 1 year)	1.0%	2.0%	1.4%
Multi-tenant cash leasing spreads	3.0%	6.0%	3.8%
Multi-tenant lease retention rate	75.0%	90.0%	87.0%
TTM cash NOI growth
Multi-tenant	3.0%	4.5%	2.7%
Single-tenant	1.0%	3.0%	4.1%
Total	3.0%	4.0%	2.9%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	YTD
Normalized G&A	$33,000	$34,500	$25,907
Funding activity
Acquisitions	75,000	125,000	74,500
Dispositions
YTD dispositions	(65,506)	(65,506)	(65,506)
Remaining dispositions	(20,000)	(50,000)	—
Re/development	30,000	50,000	28,672
1st generation TI and acq. cap. ex.	10,000	13,000	9,727
2nd generation TI	22,000	26,000	20,572
Leasing commissions paid	7,000	9,000	4,937
Capital expenditures	18,000	24,000	17,530
Cash yield
Acquisitions	5.25%	6.00%	5.9%
Dispositions
YTD dispositions	13.7%	13.7%	13.7%
Remaining dispositions	5.5%	7.0%	—%
Re/development (stabilized)	6.25%	7.50%	NA
Leverage (debt/cap)	30.0%	35.0%	33.2%
Net debt to adjusted EBITDA	4.75x	5.5x	5.1x

HEALTHCARE REALTY	3Q 2018 SUPPLEMENTAL INFORMATION 25